UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 01/25/08

     MILLER DIVERSIFIED CORPORATION
 ( Exact name of registrant as specified in its charter)

Commission File Number: 01-19001

NEVADA	84-1070932
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification No.)

P. O. Box 237 La Salle, Colorado 80645 23360 Weld County Road 35 La Salle, Colorado 80645 (Address of principal executive offices)

(970) 284-5556 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[    ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)

[    ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Daryl Dinkla resigned as a director of Miller Diversified Corporation (the “Company”) effective January 23, 2008. The Company believes that such resignation did not relate to any disagreement on any matter relating to the Company’s operations, policies or practices.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2008

MILLER DIVERSIFIED CORPORATION

By: /s/ James E. Miller James E. Miller, President